EXHIBIT 12(b)

EX. 99.906 CERT

RULE 30a-2(b) CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Seligman LaSalle International Real Estate Fund, Inc. (the “Registrant”), do hereby certify, to such officer’s knowledge, that:

(1)

The annual report on Form N-CSR of the Registrant for the year ended December 31, 2008 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  March 9, 2009

/S/ PATRICK T. BANNIGAN_______

Patrick T. Bannigan

Chief Executive Officer

/S/ LAWRENCE P. VOGEL_______

Lawrence P. Vogel

Chief Financial Officer